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                                                                      Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 22, 1999, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-80436, 33-94268, 33-94284, 333-65523, 333-36439.




                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 22 , 1999